UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

(CURRENT REPORT)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

The following unaudited interim financial statements are being filed in connection with Foster Wheeler Ltd.’s proposed exchange offer and the related registration statement on Form S-4 (No. 333-107054).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: December 19, 2003	By:	/s/ Lisa Fries Gardner
Name: Lisa Fries Gardner
Title: Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements for Foster Wheeler LLC for the period ended September 26, 2003.
99.2	Financial Statements for Foster Wheeler International Holdings, Inc. for the period ended September 26, 2003.
99.3	Financial Statements for Foster Wheeler International Corporation for the period ended September 26, 2003.
99.4	Financial Statements for Foster Wheeler Europe Limited for the period ended September 30, 2003.
99.5	Financial Statements for FW Netherlands C.V. for the period ended September 30, 2003.
99.6	Financial Statements for Foster Wheeler Funding LLC for the period ended September 26, 2003.
99.7	Financial Statements for Financial Services S.a.r.l. for the period ended September 30, 2003.
99.8	Financial Statements for FW Technologies Holding, LLC for the period ended September 26, 2003.
99.9	Financial Statements for FW Hungary Licensing Limited Liability Company for the period ended
September 30, 2003.
99.10	Financial Statements for FW Netherlands C.V. for the year ended December 31, 2002.
99.11	Consent of Independent Accountants.